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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   JUNE 28, 2005
                                                         -----------------------

                                  NETGURU, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-28560                22-2356861
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA    92887
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               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code        (714) 974-2500
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 28, 2005, netGuru, Inc. (the "Company") and Laurus Master Fund, Ltd., a principal stockholder and secured lender of the Company ("Laurus"), entered into a waiver and extension pursuant to which they agreed to amend the definition of "Effectiveness Date" contained in a Registration Rights Agreement (the "Agreement") dated December 23, 2004 between the Company and Laurus. The Agreement was entered into simultaneously with the issuance of a secured convertible note ("2004 Note") and a common stock purchase warrant ("2004 Warrant") in a private placement transaction. Pursuant to the Agreement, the Company was required to file by a January 22, 2005 initial filing date a resale registration statement with the Securities and Exchange Commission ("Commission") covering the shares of common stock issuable upon conversion of the 2004 Note and upon exercise of the 2004 Warrant. The Company also was required to obtain effectiveness of the registration statement by a May 22, 2005 initial Effectiveness Date.

         The Agreement provides that:

         o if a registration statement is not filed on or prior to the initial filing date, or

         o if the registration statement is not declared effective by the Commission by the Effectiveness Date, or

         o if after the registration statement is filed with and declared effective by the Commission, the registration statement ceases to be effective as to all registrable securities to which it is required to relate at any time prior to the time that all of the registrable securities have been sold or may be sold without volume restrictions under Rule 144(k)of the Securities Act of 1933, as amended, or

         o if trading of the Company's common stock is suspended for more than three trading days,

then subject to certain grace periods, until the event described above is cured, the Company must pay to Laurus cash liquidated damages equal to 1.0% for each 30-day period (prorated for partial periods) of the original principal amount of the 2004 Note.

         The Company was unable to meet either the initial filing deadline or the initial Effectiveness Date. Accordingly, the Company and Laurus entered into the June 28, 2005 waiver and extension. The waiver and extension provides that the January 22, 2005 initial filing deadline is waived. The waiver and extension also provides that the amended Effectiveness Date for the initial registration statement filed under the Agreement is September 1, 2005, and with respect to each additional registration statement that may be required to be filed in the future, a date no later than 30 days following the applicable filing date. The Company paid $10,000 in liquidated damages for the delay in the registration statement being declared effective by the Commission. A copy of the waiver and extension is attached as an exhibit to this Form 8-K.




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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.
             --------------------------------------------

             Not applicable.

         (b) Pro Forma Financial Information.
             --------------------------------

             Not applicable.

         (c) Exhibits.
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             Number   Description
             ------   -----------

             10.1 Waiver of Section 2(a) and Extension of Section 2(b) of Registration Rights Agreement dated June 28, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2005                     NETGURU, INC.

                                   By: /S/ BRUCE K. NELSON
                                       -----------------------------------------
                                        Bruce K. Nelson, Chief Financial Officer



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                         EXHIBITS FILED WITH THIS REPORT

Number   Description
------   -----------

10.1 Waiver of Section 2(a) and Extension of Section 2(b) of Registration Rights Agreement dated June 28, 2005




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